John Hancock Funds III

John Hancock Global Shareholder Yield Fund

Supplement dated 10-6-11 to the current Class NAV shares Prospectus

In the “Fund details – Who’s who” section, under the heading “Management fee for Global Shareholder Yield Fund” the following information is added after the fund’s “Average Daily Net Assets” table:

The adviser has contractually agreed to limit the management fee to a maximum annual rate of 0.80% of the fund’s average daily net assets. This limitation will continue until at least June 30, 2012.

You should read this Supplement in conjunction with the current Prospectus and retain it for future reference.